UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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INTUIT INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on January 18, 2018. INTUIT INC. Meeting Information Meeting Type: Annual Meeting For holders as of: November 20, 2017 Date: January 18, 2018 Time: 8:00 AM PST Location: Intuit's Offices 2750 Coast Avenue - Building 6 Mountain View, CA 94043 650-944-3560 For Meeting Directions Please Call: INTUIT INC. P.O. BOX 7850 MOUNTAIN VIEW, CA 94039 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. E34078-P96404

— Before You Vote — How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice and Proxy Statement 2. Annual Report on Form 10-K How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 4, 2018 to facilitate timely delivery. — How To Vote — Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the proxy materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card. E34079-P96404

Voting Items The Board of Directors recommends you vote FOR each of the nominees listed in proposal 1 below, FOR proposals 2, 4 and 5 and 1 YEAR on proposal 3: 1. Election of Directors Nominees: 1a. Eve Burton 1b. Scott D. Cook 1c. Richard L. Dalzell 1d. Deborah Liu 1e. Suzanne Nora Johnson 1f. Dennis D. Powell 1g. Brad D. Smith 1h. Thomas Szkutak 1i. Raul Vazquez 1j. Jeff Weiner 2. Advisory vote to approve Intuit's executive compensation. 3. Advisory vote on the frequency of future advisory votes to approve Intuit's executive compensation. 4. Approval of the material terms of the performance goals under the Intuit Inc. Senior Executive Incentive plan. 5. Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2018. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. E34080-P96404

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